Accumulated Other Comprehensive Loss (Tables)	12 Months Ended
Dec. 31, 2018
Subclassifications of assets, liabilities and equities [abstract]
Disclosure of Accumulated Other Comprehensive Loss

(in millions of Canadian dollars)	2018	2017
Foreign currency translation, net of hedging activities and related income tax of $16 million (December 31, 2017 - $12 million)	2	(30)
Unrealized gain (loss) arising from foreign exchange forward contracts designated as cash flow hedges, net of related income taxes of nil (December 31, 2017 - nil)	(1)	1
Unrealized loss arising from commodity derivative financial instruments designated as cash flow hedges, net of related income taxes of nil (December 31, 2017 - $2 million)	—	(4)
Unrealized gain arising from interest rate swaps designated as cash flow hedges, net of related income taxes of nil (December 31, 2017 - nil)	1	—
Unrealized loss on available-for-sale financial assets, net of related income taxes of nil (December 31, 2017 - nil)	—	(2)
	2	(35)